SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 23, 2004

Date of Report (date of earliest event reported)

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated February 23, 2004 relating to Synopsys, Inc.’s results of operations for the fiscal quarter ended January 31, 2004.

Item 12. Results of Operations and Financial Condition

On February 23, 2004, Synopsys, Inc. (the “Company”) announced the Company’s results of operations for its first fiscal quarter ended January 31, 2004. A copy of the Company’s press release announcing such results dated February 23, 2004 is attached hereto as Exhibit 99.1.

This information set forth under this Item 12, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2004	SYNOPSYS, INC.

/s/ REX S. JACKSON Rex S. Jackson Vice President and General Counsel

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Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press release dated February 23, 2004 relating to Synopsys, Inc.’s results of operations for the fiscal quarter ended January 31, 2004.

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